UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 6, 2013

OMEGA COMMERCIAL FINANCE CORPORATION
(Exact name of registrant as specified in charter)

Wyoming	000-08447	83-0219465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 5th Street, Suite 200, Miami, Florida	33139
(Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code:  (305) 704-3294

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement

On February 7, 2013, Omega Commercial Finance Corporation (the “Company”) signed and delivered a Notice of Termination of Investment Agreement (the “Notice”) for the purposes of terminating the Investment Agreement, dated March 8, 2012, by and between the Company and Dutchess Opportunity Fund, II, LP (“Dutchess”) (the “Investment Agreement”).

The Notice was given pursuant to Section 9 of the Investment Agreement, which allows termination of the Agreement upon written notice from the Company to Dutchess. Pursuant to Section 9, the Company terminated the Investment Agreement effective on February 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 6, 2013

OMEGA COMMERCIAL FINANCE CORPORATION:

By: /s/ Jon S. Cummings, IV

Name:

Jon S. Cummings, IV

Title:

Chief Executive Officer

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